[LOGO]
                                THE RESERVE FUND
                               MONEY-MARKET FUNDS

                                   PROSPECTUS
                JULY 31, 2000, AS SUPPLEMENTED ON APRIL 9, 2001

THE RESERVE FUND (the "Trust"), is a registered investment company, which offers three no-load money-market funds in this Prospectus:

                          -  PRIMARY FUND,
                          -  U.S. GOVERNMENT FUND, and
                          - U.S. TREASURY FUND (each a "Fund", collectively "the Funds").

Effective April 9, 2001, these Funds offer eight classes of shares: Class 8, Class 15, Class 25, Class 35, Class 45, Treasurer's Trust, Class 75 and Class R.

 FOR INVESTORS SEEKING AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH
                     PRESERVATION OF CAPITAL AND LIQUIDITY.

                                ---------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                              EXCHANGE COMMISSION
NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

TABLE OF CONTENTS

ABOUT THE FUNDS
Investment Objective ........................................................  2
Investment Strategies .......................................................  2
Principal Risks of Investing in the Funds ...................................  4
Performance .................................................................  5
Fees & Expenses of the Funds ................................................  7
Fund Management .............................................................  8

YOUR ACCOUNT
How to buy shares ..........................................................  10
Selling shares .............................................................  12

ACCOUNT SERVICES ............................................................ 14

DIVIDENDS & TAXES ........................................................... 15

FINANCIAL HIGHLIGHTS ........................................................ 16

QUESTIONS?
Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.

The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700
212-401-5940 (facsimile)
Customerservice@reservefunds.com
                                   or visit our web site at www.reservefunds.com

IT PAYS TO KEEP MONEY IN RESERVE-TM-

ABOUT THE FUNDS

The Funds are designed as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. Classes 8, 15, 25, 35 and 45 are specifically designed for institutional investors. Treasurer's Trust is specifically designed for sweep accounts and Class 75 and Class R are specifically designed for direct retail investors.

All outstanding shares of the Funds as of April 8, 2001 are now designated as Class R.

The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, as well as, evaluating the credit of issuers, investing in round lots, and safeguarding receipt and delivery of securities.

INVESTMENT OBJECTIVE
The investment objective of all three Funds is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured.

INVESTMENT STRATEGIES
The Funds seek to maintain a stable $1.00 share price. The portfolio managers monitor a range of economic and financial factors. Based on their analysis, the Funds are invested in a mix of U.S. dollar denominated money-market securities that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

                                                                 ABOUT THE FUNDS

PRIMARY FUND. The Primary Fund seeks to attain its objective by investing in instruments issued by the U.S. government, its agencies and instrumentalities ("U.S. government securities"), deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks, savings and loan associations and savings banks, high-quality domestic and foreign commercial paper as determined by nationally recognized statistical rating organizations, non-rated instruments of comparable quality as determined by the Board of Trustees ("Trustees"), other short-term instruments of similar quality, and instruments fully collateralized by such obligations.

    The Primary Fund will principally invest in obligations of U.S. banking institutions that are insured by the Federal Deposit Insurance Corporation and deposit-type obligations of foreign branches of both U.S. banks and foreign banks (Eurodollars) located in Australia, Canada, Western Europe and Japan and which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets.

U.S. GOVERNMENT FUND. The U.S. Government Fund seeks to attain its objective by investing exclusively in securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury securities, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and repurchase agreements supported by such investments.

U.S. TREASURY FUND. The U.S. Treasury Fund seeks to attain its objective by investing exclusively in securities backed by the full faith and credit of the U.S government which provide interest income exempt in most states from state and local personal income taxes. Typically, the Fund's assets will be invested in U.S. Treasury securities.

    The "full faith and credit" backing is considered the strongest backing offered by the U.S. government and to be the highest degree of safety with respect to the payment of principal and interest.

    All of the Funds may invest in repurchase agreements ("repos") but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to the guidelines adopted by the Trustees. The U.S. Government and U.S. Treasury Funds will further limit their investment in repos to those whose underlying obligations are backed by the full faith and credit of the United States, and, in the case of the U.S. Treasury Fund, repos will not exceed 5% of its total assets except for temporary or emergency purposes. Securities subject to repos will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

    The Funds will not concentrate more than 25% of their total assets in the securities of issuers in a single industry, except that the Primary Fund may invest more than 25% of its assets in bank obligations.

    The Funds will at all times as is practicable be invested in accordance with the investment objective and strategies outlined above. However, from time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If a Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

ABOUT THE FUNDS

PRINCIPAL RISKS OF INVESTING IN THE FUNDS.
The following factors could reduce a Fund's income level and/or share price:

- INTEREST RATES could rise sharply causing the value of the Funds' securities and share price to drop. Most of the Funds' performance depends on interest rates. When interest rates fall, the Funds' yields will typically fall as well.

- A FUND IS NOT FDIC-INSURED. The Funds are money-market funds which are a specific type of fund that seeks to maintain a $1.00 price per share. An investment in a Fund is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. However, each Fund has maintained a constant share price since inception, and will strive to continue to do so.

- EACH FUND'S YIELD WILL VARY as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

- CERTAIN PORTFOLIO HOLDINGS. The risks that the Funds are subject to include those risks associated with the market in general, as well as the types of securities held. Repos could involve risks in the event of a default of the repo counterparty, including possible delays, losses or restrictions upon a Fund's ability to dispose of the underlying securities. As to the Primary Fund, the risks are generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments. Further, as to the Primary Fund, Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

- CREDIT QUALITY. Overall, a decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money-market security to decrease.

- NON-DIVERSIFICATION. The Funds are non-diversified; therefore, performance is more dependent upon a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of a Fund more than it would in a diversified portfolio.

- MONEY-MARKET FUNDS V. EQUITY INVESTMENTS. Because of the low level of risk, over time, a money-market fund may produce lower returns than bond or stock investments, which entail higher levels of risk.

                                                                 ABOUT THE FUNDS

PERFORMANCE
The bar charts below show the Funds' - Class R annual returns for the past ten years or since the first calendar year since inception, together with the best and worst quarters. Class designations were added to the Funds effective
April 9, 2001. All outstanding shares of the Funds as of April 8, 2001 are now designated as Class R. The annual returns of the other classes (8, 15, 25, 35, 45, Treasurer's Trust and 75) will differ only to the extent that the classes do not have the same expenses. The accompanying "Average Annual Total Returns as of December 31, 2000" table gives some indication of risk of an investment in the Funds. The tables assume reinvestment of dividends and distributions, if any. As with all mutual funds, the past is not a prediction of the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total Return for Primary Fund Class R

91   5.59%
92   3.17%
93   2.39%
94   3.49%
95   5.27%
96   4.67%
97   4.87%
98   4.81%
99   4.42%
00   5.70%

CALENDAR YEARS ENDED DECEMBER 31
QUARTERLY RETURNS: Best Quarter: 1Q 1991 1.58% Worst Quarter: 2Q 1993 0.53% Most Recent Calendar Quarter: 1Q 2001 1.20%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
1 YEAR                                                5 YEARS  10 YEARS
5.70%                                                   5.40%     5.43%

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Total Return for U.S. Government Fund - Class R

91   5.32%
92   3.09%
93   2.30%
94   3.42%
95   5.18%
96   4.60%
97   4.76%
98   4.69%
99   4.22%
00   5.57%

  CALENDAR YEARS ENDED DECEMBER 31
  QUARTERLY RETURNS: Best Quarter: 1Q 1991 1.45% Worst Quarter: 2Q 1993 0.56%
Most Recent Calendar   Quarter: 1Q 2001 1.15%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
1 YEAR                                                5 YEARS  10 YEARS
5.57%                                                   5.25%     5.25%

ABOUT THE FUNDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total Return for U.S. Treasury Fund - Class R

93   2.19%
94   3.68%
95   4.96%
96   4.53%
97   4.61%
98   4.52%
99   4.02%
00   5.16%

CALENDAR YEARS ENDED DECEMBER 31
QUARTERLY RETURNS: Best Quarter: 4Q 2000 1.33% Worst Quarter: 1Q 1993 0.52% Most Recent Calendar Quarter: 1Q 2001 1.13%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
1 YEAR                                                5 YEARS  SINCE INCEPTION
5.16%                                                   5.00%            4.23%

            For the Funds' current yields, call toll-free (800) 637-1700 or visit our web site at WWW.RESERVEFUNDS.COM.

                                                                 ABOUT THE FUNDS

FEES & EXPENSES OF THE FUNDS
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

FEE TABLE
SHAREHOLDER FEES*                        None
(Fees paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES FOR THE FUNDS
(Expenses are deducted from Fund assets)

                                                                                   TREASURER'S
                                  CLASS 8  CLASS 15  CLASS 25  CLASS 35  CLASS 45     TRUST     CLASS 75  CLASS R
                                  -------  --------  --------  --------  --------  -----------  --------  -------
Comprehensive Management Fee **     0.08%     0.15%     0.25%     0.35%     0.45%       0.60%      0.55%    0.80%
12b-1 Fees                          0.00      0.00      0.00      0.00      0.00        0.00       0.20     0.20
                                  ------    ------    ------    ------    ------    --------     ------   ------
Total Operating Expenses            0.08%     0.15%     0.25%     0.35%     0.45%       0.60%      0.75%    1.00%
                                  ======    ======    ======    ======    ======    ========     ======   ======

------------

(*) The Funds will without prior notice either impose a "Small Balance fee" (currently $5 monthly) or remit the proceeds on those Class R accounts with a monthly average account balance of less than $1,000 and no activity, other than distributions and dividends, for the past 12 consecutive months. The Funds will without prior notice either impose a "Small Balance fee" (currently $5 monthly) or remit the proceeds on those Class 8, 15, 25, 35, 45 and 75 accounts with a monthly average account balance of less than $100,000 and no activity other than distributions and dividends for the past 12 consecutive months. Treasurer's Trust shares are not subject to a "Small Balance Fee". Shareholders may be subject to fees for redemption by wire or checks. There will be a fee of $100 or 2% of the amount redeemed, which ever is less, for all redemption checks less than $100,000 for Class 8, 15, 25, 35, 45, Treasurer's Trust and 75. There will be a fee of $2 or 2% of the amount redeemed, which ever is less, for all redemption checks less than $100 for Class R. There will be a fee of $100 or 2% of the amount redeemed, whichever is less, on all wire redemptions less than $1 million for Class 8; less than $500,000 for Class 15; less than $100,000 for Class 25, 35 and 45; and, for all wire redemptions (regardless of amount) that are not part of the daily sweep for Treasurer's Trust. Further, there will be a fee of $10 dollars or 2% of the amount redeemed, which ever is less, for all wire redemptions less than $10,000 for Class 75 and R.
(**) Comprehensive management fee includes the advisory fee, as well as all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, transfer costs. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which each Fund pays its direct or allocated share. It is expected that the Treasurer's Trust shareholder accounts will require subtransfer agency services, subaccounting services, and/or other services which are unique to the Treasurer's Trust shares, which are included in the comprehensive management fee.

ABOUT THE FUNDS

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses which may be more or less than those shown. This example is based on the annual fund operating expenses described in the table.

    This example uses the same assumptions other funds use in their prospectuses. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The costs would be the same whether you stayed in a Fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

                      ONE YEAR  3 YEARS  5 YEARS  10 YEARS
                      --------  -------  -------  --------
Class 8                 $  8     $ 26     $ 45     $  103
Class 15                  15       48       85        192
Class 25                  26       80      141        318
Class 35                  36      113      197        443
Class 45                  46      144      252        567
Treasurer's Trust         61      192      335        750
Class 75                  77      240      417        930
Class R                  102      318      552      1,225

FUND MANAGEMENT
THE INVESTMENT ADVISER FOR THE RESERVE FUNDS is Reserve Management
Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. Since November 15, 1971, RMCI and its affiliates have provided investment advice to other mutual funds within the Reserve family of funds which as of February 28, 2001, had over $9 billion in assets under management.

    RMCI manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. Presently, under the terms of the Investment Management Agreements with the Funds, RMCI is paid a comprehensive management fee. The comprehensive management fee includes the advisory fee, as well as all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, transfer costs. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and fees of the disinterested Trustees, for which each Fund it pays its direct or allocated share. The Funds pay RMCI a comprehensive management fee accordingly to the following schedule:

                                                                          TREASURER'S
CLASS 8                           CLASS 15  CLASS 25  CLASS 35  CLASS 45     TRUST     CLASS 75  CLASS R
-------                           --------  --------  --------  --------  -----------  --------  -------
              0.08%                  0.15%     0.25%     0.35%     0.45%       0.60%      0.55%    0.80%

    In addition, Class 75 and Class R pay a 12b-1 fee, which is described below. As of June 26, 1999, each of the Funds entered into a Investment Management Agreement with RMCI, which is substantially similar to the Investment Management Agreement previously in effect, except for the comprehensive management fee structure; however, the U.S. Treasury Fund, since inception, has been subject to a comprehensive management fee. For the fiscal year ended May 31, 2000, RMCI received management fees under the investment management agreements previously in effect, as well as the comprehensive management fee agreements. For the fiscal year ended May 31, 2000, the Primary, U.S. Government and U.S. Treasury Fund paid RMCI an aggregate fee of $29,323,207, $5,738,286, and $2,549,541, respectively.

                                                                 ABOUT THE FUNDS

THE FUNDS' DISTRIBUTORS are Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001-3701, GAM Services, Inc. ("GAM"), 135 East 7th Street, New York, NY 10022; and, The Kaufmann Fund, Inc., ("Kaufmann"), 140 East 45th Street, New York, NY 10017.

    The Funds have adopted a Rule 12b-1 plan which allows the Funds to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.20% per year of each Fund's average net assets. Currently, only Class 75 and Class R participate in the plan. As these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR ACCOUNT

HOW TO BUY SHARES.
SHARE PRICE: NET ASSET VALUE. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV") per share. Each Fund uses the amortized cost method of valuing its securities which does not take into account unrealized gains or losses. This is a standard calculation. The NAV is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 PM Eastern time). However, NAV is not calculated and purchase orders are not accepted on days the Exchange is closed for holidays (New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or on regional bank holidays (Columbus Day and Veteran's Day). Your order will be priced at the next NAV calculated after your order is accepted (i.e., converted to federal funds) by the Funds.

MINIMUM INITIAL INVESTMENT

 REGULAR ACCOUNTS       -    $50 million for Class 8;
                             $20 million for Class 15;
                             $10 million for Class 25;
                             $7 million for Class 35;
                             $5 million for Class 45;
                             None for Treasurer's Trust;
                             $1 million for Class 75; and,
                             None for Class R.
 ALL IRA ACCOUNTS
 (Class Treasurer's
   Trust
   and R only)          -    $1,000

SUBSEQUENT INVESTMENT REQUIREMENTS

 REGULAR ACCOUNTS       -    $5 million for Class 8;
                             $1 million for Class 15;
                             None for Class 25;
                             None for Class 35;
                             None for Class 45;
                             None for Treasurer's Trust;
                             None for Class 75; and,
                             None for Class R.
 ALL IRA ACCOUNTS
 (Class Treasurer's
   Trust
   and R only)          -    $250

                                                                    YOUR ACCOUNT

HOW TO PURCHASE

                    BY CHECK. (drawn on a U.S. bank). Please mail to or visit us at 1250 Broadway, New York, NY 10001-3701. You must include your account number (or Taxpayer Identification Number) on the "Pay to the order of" line and make the check payable to The Reserve Funds.

                    BY WIRE. Prior to calling your bank, call The Reserve Funds at 800-637-1700 for specific instructions or the Firm from which you received this Prospectus.

                    THIRD PARTY INVESTMENTS. Investments made through a third party (rather than directly with Reserve) such as a financial services agent may be subject to policies and fees different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt.

                    AUTOMATIC ASSET BUILDER. (Treasurer's Trust, Class 75 and Class R only). You may purchase shares of a Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 suggested minimum) such as social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have your payroll deposited directly into your Reserve account. Please call the Funds at 800-637-1700 for an application.

  ALL INVESTMENTS MUST BE IN U.S. DOLLARS. THIRD PARTY, FOREIGN AND TRAVELERS CHECKS, AS WELL AS CASH INVESTMENTS WILL NOT BE ACCEPTED. PURCHASE ORDERS ARE
   NOT ACCEPTED ON DAYS THE EXCHANGE IS CLOSED FOR TRADING AND REGIONAL BANK
                                   HOLIDAYS.

When purchasing shares, please keep in mind:
    - All checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. If you do not specify the account number and the Fund you wish to invest in, all money will be invested in the U.S. Government Fund under the sender's name until the correct information can be determined.
    - Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received.
    - For federal funds wires to be eligible for same-day order entry, the Funds must be notified before 3:00 PM (Eastern Time, 11:00 AM for the U.S. Treasury Fund) of the amount to be transmitted and the account to be credited.
    - Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal funds are received or bank checks are converted into federal funds. Checks delivered to the Fund's offices after 3:00 PM (Eastern Time, 11:00 AM for the U.S. Treasury Fund) will be considered received the next business day.
    - Investors will be charged a fee (currently $15) for any check that does not clear and will be responsible for any losses suffered by the Funds as a result.

YOUR ACCOUNT

SELLING SHARES. Investors may sell (redeem) shares at any time. Shares will be sold at the NAV next determined after the redemption request is received by a Fund. Each Fund usually transmits payments the same day when requests are received before 3:00 PM (Eastern time, 11:00 AM for the U.S. Treasury Fund) and the next business day for requests received after the time specified to enable shareholders to receive additional dividends. Shares do not earn dividends on the day a redemption is effected, regardless of the time the order is received. Orders will be processed promptly and investors will generally receive the proceeds within a week after receiving your request. You may sell shares by calling the Funds or with a letter of instruction. A shareholder will be charged redemption fees accordingly to the following schedule or 2% of the amount redeemed, whichever is less:

CHECK REDEMPTION FEES

CLASS 8            CLASS 15       CLASS 25       CLASS 35       CLASS 45       CLASS TT       CLASS 75        CLASS R
-------          -------------  -------------  -------------  -------------  -------------  -------------  -------------
       $100 on         $100 on        $100 on        $100 on        $100 on        $100 on        $100 on          $2 on
    redemption      redemption     redemption     redemption     redemption     redemption     redemption     redemption
   checks less     checks less    checks less    checks less    checks less    checks less    checks less    checks less
 than $100,000   than $100,000  than $100,000  than $100,000  than $100,000  than $100,000  than $100,000      than $100

WIRE REDEMPTION FEES

CLASS 8            CLASS 15       CLASS 25       CLASS 35       CLASS 45       CLASS TT       CLASS 75        CLASS R
-------          -------------  -------------  -------------  -------------  -------------  -------------  -------------
  $100 on wire    $100 on wire   $100 on wire   $100 on wire   $100 on wire   $100 on wire    $10 on wire    $10 on wire
redemption less     redemption     redemption     redemption     redemption    redemption,     redemption     redemption
          than       less than      less than      less than      less than    that is not      less than      less than
   $1 million         $500,000       $100,000       $100,000       $100,000    part of the        $10,000        $10,000
                                                                              Firm's daily
                                                                                     sweep

THE FUNDS ASSUME NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED OR MAILED
                                     FUNDS.

TELEPHONE REQUESTS. You may redeem by calling the Funds at 800-637-1700. Unless you decline telephone privileges on your application and the Funds fail to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with the signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Firm through which shares of a Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it reasonably believes that the instructions are not genuine and/or it is advisable to do so.

WRITTEN REQUESTS. When writing a letter of instruction, please include the name(s) and signature(s) of all account holders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to redeem, and how and where to send the proceeds. If you are redeeming your IRA, please call for the applicable withholding requirements.

SIGNATURES GUARANTEED. The following situations require written instructions along with signatures guaranteed.

    (1) redemptions for more than $10,000, if redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

    (2) redemptions on accounts whose address has been changed within the past 30 days; or

    (3) redemption requests to be sent to someone other than the account owner or the address of record.

                                                                    YOUR ACCOUNT

Signature guarantees are designed to protect both you and the Funds from fraud by reducing the risk of loss. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/ dealers, national securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances, the Funds will without prior notice either impose a "Small Balance fee" (currently $5 monthly) or remit the proceeds on those Class R accounts with a monthly average account balance of less than $1,000 and no activity other than distributions and dividends for the past 12 consecutive months. Similarly, the Funds will without prior notice either impose a "Small Balance fee" (currently $5 monthly) or remit the proceeds on those Class 8, 15, 25, 35, 45 and 75 accounts with a monthly average account balance of less than $100,000 and no activity other than distributions and dividends for the past 12 consecutive months. Treasurer's Trust shares are not subject to a "Small Balance fee". Some Firms may establish variations of minimum balances and fee amounts, if those variations are approved by the Funds.

THE FUNDS RESERVE CERTAIN RIGHTS.
The Funds reserve the right to make a "redemption in kind", (payment in portfolio securities rather than cash), without notice, if the amount the investor is redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the Fund's assets). Further, each Fund reserves the right to:
    -  refuse any purchase or exchange request,
    -  change or discontinue its exchange privilege,
    -  change its minimum investment amounts,
    - to liquidate an account without notice and remit the proceeds, if an account becomes burdensome within the Funds' discretion,
    - delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); and
    - to charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption checks or shareholder checks, copies of statements and special research services.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, services fees, and other redemption requirements.

ACCOUNT STATEMENTS. Shareholders are advised to retain all account statements. You must notify us no later than sixty (60) days after Reserve sent you the statement on which a problem or error first appeared.

SHAREHOLDER COMMUNICATIONS. The Funds will not send duplicate shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address, unless instructed to the contrary by you.

ACCOUNT SERVICES

CHECKING, VISA AND ATM ACCESS. (Treasurer's Trust, Class 75 and Class R only).You may redeem shares of the Fund by using your Reserve checks and VISA Check Card. Once you complete an application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account. A check will be returned (bounced) and a fee charged if you request a stop payment; the check is postdated; contains an irregularity in the signature, amount or otherwise; signature or payee is missing; or, is written against accounts with insufficient or uncollected funds. Please do not use your checks to close your account. Checking may not be available to clients of some Firms and some Firms may establish their own minimum check amount. Shareholders may use their VISA Check Card at ATM's to receive cash; shareholders will not be charged by The Reserve Funds to use an ATM, but may be charged a surcharge by the ATM owner. Further, there may be separate fees incurred for obtaining a VISA card.

EXCHANGE PRIVILEGE. Investors can exchange all or some of the shares offered for shares in other Reserve money market and equity funds. Investors can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as an original account (provided they are available). There is currently no fee for exchanges; however, some customers who exchange shares of the Primary, U.S. Government, and/or U.S. Treasury Funds for a non-Reserve Fund may be charged a sales load if a sales load applies.

INDIVIDUAL RETIREMENT ACCOUNTS. (Treasurer's Trust, Class 75 and Class R only). Investors may use the Funds as an investment for Individual Retirement Accounts ("IRAs"). Information regarding administration fees and other details is available from the Funds at 800-637-1700.

RESERVE EASY ACCESS. Reserve Easy Access and On-Line Access. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances, check reorders. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity through On-Line Access for the previous six months on the Internet at www.reservefunds.com. You must call The Reserve Funds to activate the Internet access.

                                                               DIVIDENDS & TAXES

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax advisor(s) with regard to the tax consequences of the purchase, ownership or disposition of Fund shares. Any tax liabilities generated by your transactions are your responsibility. Further, the applicable tax laws which affect the Funds and their shareholders are subject to change and may be retroactive.

The Funds intend to maintain their regulated investment company status for federal income tax purposes, so that they will not be liable for federal income taxes to the extent their taxable income and net capital gains are distributed. However, it is possible that events could occur which could cause a Fund to incur some U.S. taxes. Dividends and distributions are taxable to most shareholders as ordinary income (unless an investment is in an IRA or other tax-advantaged account) in the tax year they are declared. The tax status of any distribution is the same regardless of how long an investor has been in a fund and whether distributions are reinvested or taken in cash. The tax status of dividends and distributions will be detailed in an annual tax statement from the Funds.

Each Fund declares dividends each day the Exchange is open. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Any net capital gains realized will be distributed once a year. All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has requested otherwise on the Account Application or in writing to the Funds.

Dividends paid to shareholders of the U.S. Treasury Fund are subject to federal income tax but generally are exempt from state and local personal income taxes.

BACKUP WITHHOLDING. As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide a Fund with their correct taxpayer identification number ("TIN") or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. However, special rules apply for certain accounts. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Shareholders should be aware that a Fund may be fined $50 annually by the IRS for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account.

FINANCIAL HIGHLIGHTS

     Contained below is per share operating performance data for a share of beneficial interest outstanding of each Fund - Class R for the periods as indicated. Class designations were added to the Funds effective April 9, 2001 All outstanding shares of the Funds as of April 8, 2001 are now designated as Class R. "Total Return" shows how much an investment in a series would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions, if any. Except where noted, this information has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report, along with each Funds' financial statements, is included in the Funds' Annual Report, which is available upon request by calling 800-637-1700.

                                                       PERIOD
                                                       ENDED
                                                    NOVEMBER 30,             FOR FISCAL YEARS ENDED MAY 31,
                                                        2000      -----------------------------------------------------
                                                    (UNAUDITED)     2000       1999       1998       1997       1996
                                                    -----------     ----       ----       ----       ----       ----
PRIMARY FUND -- CLASS R
Net asset value beginning of year.................    $ 1.0000    $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                      --------    --------   --------   --------   --------   --------
Net investment income from investment
  operations......................................       .0283       .0492      .0438      .0483      .0457      .0490
Less dividends from net investment income.........      (.0283)     (.0492)    (.0438)    (.0483)    (.0457)    (.0490)
                                                      --------    --------   --------   --------   --------   --------
Net asset value at end of year....................    $ 1.0000    $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                      ========    ========   ========   ========   ========   ========
Total Return......................................        5.64%(b)     4.92%     4.38%      4.83%      4.57%      4.90%
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions).................    $5,403.8    $4,355.9   $3,330.1   $2,707.6   $2,104.1   $1,664.1
Ratio of expenses to average net assets...........        1.00%(b)     1.00%     1.00%       .94%       .98%       .98%
Ratio of net investment income to average net
  assets..........................................        5.63%(b)     4.74%     4.26%      4.71%      4.47%      4.79%

                                                       PERIOD
                                                       ENDED
                                                    NOVEMBER 30,             FOR FISCAL YEARS ENDED MAY 31,
                                                        2000      -----------------------------------------------------
                                                    (UNAUDITED)     2000       1999       1998       1997       1996
                                                    -----------     ----       ----       ----       ----       ----
U.S. GOVERNMENT FUND -- CLASS R
Net asset value beginning of year.................    $ 1.0000    $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                      --------    --------   --------   --------   --------   --------
Net investment income from investment
  operations......................................       .0279       .0471      .0426      .0471      .0449      .0484
Less dividends from net investment income.........      (.0279)     (.0471)    (.0426)    (.0471)    (.0449)    (.0484)
                                                      --------    --------   --------   --------   --------   --------
Net asset value at end of year....................    $ 1.0000    $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                      ========    ========   ========   ========   ========   ========
Total Return......................................        5.56%(b)     4.71%     4.26%      4.71%      4.49%      4.84%
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions).................    $  755.1    $  667.7   $  716.2   $  652.5   $  611.8   $  568.5
Ratio of expenses to average net assets...........        1.00%(b)     1.00%     1.00%       .99%       .99%      1.00%
Ratio of net investment income to average net
  assets..........................................        5.56%(b)     4.12%     4.16%      4.63%      4.40%      4.75%

                                                            FINANCIAL HIGHLIGHTS

                                                       PERIOD
                                                       ENDED
                                                    NOVEMBER 30,             FOR FISCAL YEARS ENDED MAY 31,
                                                        2000      -----------------------------------------------------
                                                    (UNAUDITED)     2000       1999       1998       1997       1996
                                                    -----------     ----       ----       ----       ----       ----
U.S. TREASURY FUND -- CLASS R
Net asset value beginning of year.................    $ 1.0000    $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                      --------    --------   --------   --------   --------   --------
Net investment income from investment
  operations......................................       .0256       .0443      .0410      .0456      .0443     .04666
Less dividends from net investment income.........      (.0256)     (.0443)    (.0410)    (.0456)    (.0443)    (.0466)
                                                      --------    --------   --------   --------   --------   --------
Net asset value at end of year....................    $ 1.0000    $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                      ========    ========   ========   ========   ========   ========
Total Return......................................        5.11%(b)     4.43%     4.10%      4.56%      4.43%      4.66%
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions).................    $  295.5    $  397.2   $  286.7   $  239.8   $  169.2   $  142.8
Ratio of expenses to average net assets(a)........        1.07%(b)     1.00%     1.00%       .97%       .97%       .99%
Ratio of net investment income to average net
  assets(a).......................................        5.01%(b)     4.12%     3.76%      4.26%      4.13%      4.33%

---------------------

(a) Due to the voluntary waiver of certain expenses by RMCI, the net expense ratios and net investment income of the U.S. Treasury Fund amounted to:

                          NET
              EXPENSE  INVESTMENT
PERIOD ENDED   RATIO     INCOME
------------   -----     ------
   11/00        .97%(b)    5.11%(b)

FISCAL YEAR
-----------
    5/00     .86  4.26
    5/99     .77  3.99
    5/98     .77  4.46
    5/97     .77  4.33
    5/96     .79  4.53

(b)  Annualized

                                ---------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                ---------------

This Prospectus contains the information about each Fund which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is considered part of this Prospectus. Our Annual and Semi-Annual Reports list the holdings in each Fund, describe Fund performance, include financial statements for the Funds, and discuss market conditions and strategies that significantly affected the Funds' performance.

These documents may be obtained without charge by writing or calling The Reserve Funds at 800-637-1700. You can download the documents from the EDGAR database of the SEC's web site (http://www.sec.gov) or you can obtain copies by visiting the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or by electronic mail request at publicinfo@sec.gov or by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                    INVESTORS ARE ADVISED TO READ AND RETAIN
                     THIS PROSPECTUS FOR FUTURE REFERENCE.

[LOGO]
1250 Broadway, New York, NY 10001-3701
(212) 401-5500

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700--www.reservefunds.com

Distributor--Resrv Partners, Inc.
RF/PG&T-04/2001

SEC File Number
The Reserve Fund
811-2033

      [LOGO]

      PRIMARY FUND
      U.S. GOVERNMENT FUND
      U.S. TREASURY FUND

      CLASS 8

      CLASS 15

      CLASS 25

      CLASS 35

      CLASS 45

      TREASURER'S TRUST

      CLASS 75

      CLASS R

      PROSPECTUS
      JULY 31, 2000, AS SUPPLEMENTED ON
      APRIL 9, 2001